SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  December 30, 2002


                             PREMIUM ENTERPRISES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       33-17449-D                84-10669559
- ----------------------            ----------                 ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    7609 Ralston Road,Arvada, Colorado 80002
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (303) 422-8127
                                                     ---------------



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Item 1.           Changes in Control of Registrant
                  --------------------------------
On December 20, 2002 the company entered into a Plan and Agreement of Reorganization with eTotal Source, Inc., and its shareholders whereby the company is acquiring 90% of the issued and outstanding common stock of in eTotal Source, Inc. (eTS) in exchange for 17,000,000 shares of common stock of the company.


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------


     When completed eTotal Source, Inc., a California corporation, will be a subsidiary of the company.



                               Company Information
                               for eTotal Source, Inc.

Mini Executive Summary

The Company and its business
eTotal Source, Inc. (eTS) is a developer and supplier of proprietary multimedia software technology, and a publisher of multimedia training content. Some of the current client list include: U.S. Department of Defense, Boeing, Steven Spielberg Online Film School, Pacific Bell/SBC, Grant School District, California State University, Logistics Management Institute, First American Title Company and other corporate entities. The company's clients work with eTS to develop, produce, market, and distribute multimedia development software. eTS is also marketing educational training programs it has produced utilizing its proprietary software. Additionally, Grant McClellan Technical Institute Foundation GMTI, a high tech marketing organization, has entered into a joint venture with eTS to provide a 100 person call center to facilitate the sales of all eTS products. eTS and GMTI are building a sales and marketing team which is participating with content creators to market and distribute custom products.

eTotal Source, Inc. was founded in February 2000 with the express goal of designing a better interface for information and education multimedia delivery. Approximately one year after inception, the beta Presenta Pro(TM) platform was completed. Presenta Pro(TM) features back-end development of multi-panel time synchronized presentations and course work, as well as testing, feedback and performance monitoring. Clients are utilizing Presenta Pro(TM) as a platform for distance learning and computer-based training. Presenta Pro(TM) is delivered via the Internet, intranet, or CD/DVD Rom.

The Software and IP
The Company has developed a software application, Presenta Pro(TM) that simplifies the production and delivery of multimedia presentations and content while at the same time improving the quality and effectiveness of the presentations. Presenta Pro is designed with cost saving features and it offers post- production opportunities.

Presenta Pro features include:

o        Multi-panel time synchronized presentation
o        Quick content and program development
o        Rich video and content experience
o        Still images
o        Graphics
o        Flash
o        Links to Website
o        Live Cams
o        Test and quizzes to tract performance
o        Users progress can be tracked
o        Diagrams
o        Simple server requirements
o Reduces training and learning curve time -Easy to implement and use

eTS BUSINESS MODEL

STRATEGY: The Company employs a dual strategy to meet market demands and opportunities that includes both software licensing and publishing.

           SOFTWARE LICENSING: eTS is licensing Presenta Pro(TM) software via distribution partners and an internal sales and marketing team. The marketing team will be directing its sales effort in targeting the education, corporate and government markets. The cost of the product ranges from $5,500 to $15,000, and the Company is aggressively positioning the software package for a volume intensive market. The nearest competitor (in quality or functionality), Virage, prices its product at substantially higher prices. The Aggressive pricing policy appeals to governments, schools and corporate clients.

PUBLISHING:   The  Company   publishes   and  produces   original   content  and
postproduction services, and participates in the sales and distribution of the final published product.

 eTS shares in the revenue derived from the program sales. The Company carefully chooses its content, identifying unique subjects and "niches" offering more probable sales. These topics/markets are generally underserved and in need of the program packages that are produced by eTS. Examples of finished products currently being marketed include:
o        Anger Management Facilitator Training and Certification
o        Domestic Violence Facilitator Training and Certification
o        School Maintenance, Cleaning Training and Certification
o        Emergency Disaster Preparedness - Terrorist Awareness
o        Mandated School Internet Acceptable Use Policy (AUP)

The production, postproduction and publishing also create an avenue for added revenues and potential profits. For example, the U.S. Department of Defense will provide for their employees over 100,000 finished packages of one topic area, produced and distributed by eTS. The resulting gross profit margin for the company is over 84%.

MARKETING/DISTRIBUTION CHANNELS
The Company has formed a Joint Venture with the Grant McClellan Technical Institute Foundation (GMTI) in Sacramento, California. The joint venture is developing a 100-seat Call/Marketing Center, that will be completely staffed and fully operational by December 31, 2002. This high-tech marketing will handle the sales and service of eTS products, exclusively. The Company and GMTI are building a sales and marketing team that participates with content creators to market and distribute software and programming content. eTS targets high level contacts, large organizations, school districts and government agencies. On the software side, the company is building a sales team to work with the JV in the direct marketing of the software. School districts, government entities and corporations will be targeted.


Intellectual Property Differentiation

eTS currently has on file, four patents pending. The company's technological differentiation is based on high quality and low cost software. Presenta Pro(TM) is easier to use and considerably more flexible than the company's closest competitor. Management believes that competitors have chosen, via their pricing policies, to alienate most of the business community. Presenta Pro(TM) is priced to be affordable and cost/training effective. Presenta Pro's ease of implementation and quality it a viable choice for authoring software and distance learning tools

TECHNOLOGY:
The Presenta Pro, Production and Delivery System is modular and was designed to allow rapid addition of functionality. The platform provides high quality streaming of video and audio, and was designed for delivery over the Internet, intranet, CD or DVD. The Presenta Pro system has been created using the Delphi development system. The server portion of Presenta Pro is a custom control that connects to a Microsoft SQL server. The data is distributed to the viewing client via a custom control that connects to the server via Extensible Markup Language (XML). The backend is scalable and transportable. The production client uses all custom code written in Delphi connecting to the SQL server via TCP/IP. The end-user client can be run on any Windows based PC and requires minimum system resources. There are several modules to the end-user client that allow the producer to export video to either a CD/DVD format or stand-alone web site. The Company's technology and user interface are advanced in their simplicity of use and ability to deliver multiple platforms and media simultaneously.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  None.


Item 4.           Changes in Registrants Certifying Accountant
                  --------------------------------------------

                  None.

Item 5.           Other Events
                  ------------

      Pursuant to the Plan and Agreement of Reorganization the following matters are expected to occur.

     The company's common stock, issued and outstanding, shall be consolidated (reverse split) on a basis of between one for four and one for five in the first quarter of 2003.

    1. The name of the company shall be changed to eTotal Source, Inc.

    2. A "poison pill" has been adopted to prevent further reverse splits for a period of two years after December 20, 2003 as follows:

     Pursuant to a resolution by the Board of Directors of the company adopted December 20, 2002 for a two year period after date hereof, no actions will be taken by the company or its shareholders which would reduce the number of outstanding shares of common stock, whether by reverse split, consolidation, reorganization, merger or otherwise, of the company or any successor company (which shall be known as the "no reverse covenant") except that this shall not apply to a proposed one for 5 reverse split (or less) of the issued and outstanding shares to be effectuated immediately after the consummation of the transaction contemplated in the Plan and Agreement of Reorganization with eTotal Source, Inc. In the event the "no reverse covenant" is breached, the resolution and this covenant shall provide that it shall trigger a grant by the company of an immediate mandatory dividend to each shareholder as of December 20, 2002, for each share owned after the reverse split, consolidation, merger, or reduction of outstanding shares of a number of shares inversely proportional to the amount of the reverse split, except that shares subsequently retired to treasury or cancelled of record shall be excluded from the dividend.

Resignation ands Appointment of Officer
--------------------------------------
a) Wesley F. Whiting has resigned as President of the Company as of December 31, 2002.

b) Terry Eilers has been appointed President of the Company to serve at the discretion of the Board of Directors as of December 20, 2002. (See Biographical Information under Directors herein below).

c. Wesley F. Whiting was appointed assistant secretary on December 31, 2002.

Executive Officers

Name                                           Position
----                                          --------

Terry Eiler                              CEO, President
Michael Sullinger                        COO, Secretary
Wesley F. Whiting                        Assistant Secretary
Virgil Baker                             CFO


Appointment of New Directors
- ----------------------------

     Pursuant to the Agreement and Plan of Reorganization with eTotal Source, Inc. the Board of Directors has appointed the following persons as Directors, which appointments are effective as of December 31 , 2002.


         The existing directors, Wesley F Whiting will resign upon the effectiveness of the appointment of the new directors.

         The biographical information of the new directors is as follows:

Board of Directors

Terry Eilers - CEO
Chairman, Director and Founder - 1994-Present - Former VP and Regional Manager, Regional Training Director for Lawyers Title Company, 1984-1987, Creation, operation and sale of Sydney Cambric Publishing 1983-1985 , implemented marketing and management systems, developed and supervising management training and conducting live seminars to nearly 1 million people worldwide for many Fortune 500 companies such as, Bank of America, Coldwell Banker, IBM, Xerox, and First American Financial. Over the past 30 years, his management and computer sales programs have been utilized by major real estate entities, banks, savings and loans, insurance companies, sales and research organizations and publishing companies worldwide such as Norwest Mortgage, Century 21, Sun Trust, Stewart Title Company, and Lawyers Title. 1980-1994

He  is a  frequent  author,  having  written,  and  published  through  Crescent
Publishing, Sydney Cambric Publishing and the Disney Corporation-Hyperion Publishing, 12 books concentrated in the real estate, business management and personal development fields. Some of the titles Mr. Eilers has written include:
How to Sell Your Home Fast(Disney/Hyperion), How To Buy the Home You Want (Disney/Hyperion), The Title and Document Handbook (Sydney Cambric), Mortgage Lending Handbook (Sydney Cambric), Mastering Peak Performance (EMR Publishing), Real Estate Calculator Handbook (Sydney Cambric).

He is a AA Administration of Justice -Sacramento City College 1971 Extensive Course Work - California State College/Sacramento, Yuba College, Lincoln School of Law 1970-1985

Virgil Baker-CFO
Director and founder. 1996-Present. Formerly the CFO for AGRICO, a large agriculture corporation 1993-1996 - designed and integrated the network programs for the accounting, cash flow and inventory systems on a nationwide basis. Mr. Baker had the added responsibility for all of the International commerce generation. He has a BA Accounting - California State University/Chico -1992.


Michael Sullinger-COO - In-house legal counsel
Elected to Board of Directors for 2003. Extensive background in development and management of partnerships and joint ventures. Previous private legal practice involved business litigation, formation of business entities and advising principals and directors in the planning and operation of various companies. Has served as a Board of Director on numerous government, business and philanthropic organizations. He has a BA Business - San Francisco State University 1977
JD - California Northern School of Law 1993.

Wesley Whiting - Assistant Secretary
Mr. Whiting was President, director, and secretary of Berge Exploration, Inc. (1978-88) and President, vice president, and director of NELX, Inc. (1994-1998), and was vice president and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation (1998 until 2000) and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to date and Aqusition Lending, Inc.
(2000). He is director and Vice President of Utilitec, Inc, 1999 to date.
He has been president of Premium Enterprises, Inc. since October, 2002.

Cody Morrow - Director
President of Morrow Marketing International 1995-present, $200 million+ annual sales nationally and internationally. Current direct business operations in Europe, Thailand and India. Many years experience in opening foreign markets. Prior to Morrow Marketing, Cody was President of Monarch Development Corporation 1989-1993 a Southern California based Real Estate Development Company.

Richard Barber - Director
Founder and senior partner of A. Richard Barber & Associates 1983-Present, a literary agency and consultant to numerous major publishing companies. He was also the Director of Development for Network Enterprises, Inc., 1969-1983 where he supervised the creations and writing of television and film properties. Former Director and Senior Editor of Public Relations, for Viking Penguin, Inc. Lecturer in publishing at New York, Harvard and Radcliff Universities,1971-1989.

Extensive Academic Background: Phillips Exeter Academy, Exeter Fellow in History (1963-1965), Columbia University, M.A, Ph.D (1962-1963). Course work at Dartmouth College, Special Dartmouth Fellow, A.B., and study programs with Corey Ford at Harvard, William & Mary, University Of Michigan, British Museum, Oxford University and Columbia University (1961-1962).

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------

                 Wesley F. Whiting has resigned as a director effective December 31, 2002.

Item 7.           Financial Statements & Exhibits
                  -------------------------------


                  Financial Statements - None.

                  Exhibits:10.1
                  Plan and Agreement of Reorganization


Item 8.           Change in Fiscal Year
                  ---------------------

                  None.


Item 9.           Regulation FD Disclosure
                  ------------------------

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2002


                                      PREMIUM ENTERPRISES, INC.



                                      By: /s/Wesley F. Whiting
                                          --------------------------------------
                                          Wesley F. Whiting